UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026 (August 25, 2026)

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 493-8219

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series H	SNUS PF H	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series I	SNUS PF I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.02 Unregistered Sales of Equity Securities

On August 25, 2026, Santander Holdings USA, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Banco Santander, S.A. (“BSSA”) pursuant to which the Company agreed to issue and sell (the “Private Placement”) to BSSA 500,000 shares (the “Shares”) of a new series of its preferred stock, the Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series J, without par value and with a liquidation preference of $1,000 per share (the “Series J Preferred Stock”). On August 27, 2026, the Company consummated the Private Placement and issued 500,000 shares of Series J Preferred Stock to BSSA. The terms of the Series J Preferred Stock are described below under Item 5.03 of this Current Report on Form 8-K.

The shares of Series J Preferred Stock issued by the Company under the Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company relied and will rely on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and on similar exemptions under applicable state laws. The disclosures in this Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein or in the Purchase Agreement, nor shall there be any sale of such securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 26, 2026, in connection with the Purchase Agreement, the Company filed Articles of Amendment (the “Amendment”) with the Secretary of State of the Commonwealth of Virginia amending the Company’s existing Articles of Incorporation by adding to Article III the rights, preferences, privileges, qualifications, restrictions and limitations of the Company’s newly created Series J Preferred Stock, consisting of 500,000 authorized shares. The Amendment was accepted on August 26, 2026, and became effective on August 27, 2026. The description of the Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Dividends on the Series J Preferred Stock will be payable when, as and if authorized by the Company’s board of directors or a duly authorized committee thereof and declared by the Company out of legally available funds. From and including August 27, 2026, to but excluding December 21, 2031, dividends on the Series J Preferred Stock will accrue on a non-cumulative basis at a rate of 7.271% per annum on the liquidation preference of $1,000 per share, payable quarterly in arrears. From and including December 21, 2031, for each Dividend Reset Period, dividends on the Series J Preferred Stock will accrue on a non-cumulative basis at the five-year U.S. Treasury rate as of the most recent reset dividend determination date (as defined in the Amendment) plus 2.979% on the liquidation preference of $1,000 per share, payable quarterly in arrears. “Dividend Reset Period” means the period from and including December 21, 2031 to, but excluding, the next following Dividend Reset Date and thereafter each period from and including each Dividend Reset Date to, but excluding, the next following Dividend Reset Date. “Dividend Reset Date” means December 21, 2031 and each date falling on the fifth anniversary of the preceding Dividend Reset Date, in each case regardless of whether such day is a business day.

The Series J Preferred Stock does not have a maturity date, and the Company is not required to redeem the Series J Preferred Stock. Accordingly, the Series J Preferred Stock will remain outstanding indefinitely, unless and until the Company decides to redeem it pursuant to the terms of the Series J Preferred Stock set forth in the Amendment. The Company may redeem the Series J Preferred Stock at its option, (i) in whole or in part, from time to time, on any dividend payment date (as defined in the Amendment) on or after December 21, 2031 or (ii) in whole but not in part, within 90 days following a regulatory capital treatment event (as defined in the Amendment), at a redemption price equal to $1,000 per share, plus any authorized, declared and unpaid dividends in any prior dividend period (as defined in the Amendment) and, solely in the case of a redemption following a regulatory capital treatment event, the pro-rated portion of unpaid dividends, whether or not declared, for the dividend period in which such redemption occurs. BSSA or any other future holder of Series J Preferred Stock will not have the right to require the redemption or repurchase of the Series J Preferred Stock. Any redemption of the Series J Preferred Stock is subject to the Company’s receipt of any required prior approval by the Board of Governors of the Federal Reserve System or other successor regulatory authority (the “Federal Reserve”) and to the satisfaction of any conditions set forth in the capital standards, guidelines or regulations of the Federal Reserve applicable to redemption of the Series J Preferred Stock.

The foregoing description of the terms of the Series J Preferred Stock is qualified in its entirety by reference to the full text of the Amendment, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

	By:	/s/ Gerard A. Chamberlain
Dated: August 27, 2026	Name:	Gerard A. Chamberlain
	Title:	Executive Vice President and Senior Deputy General Counsel